EXHIBIT 13.1



                 Sarbanes-Oxley Act Section 906 Certification

     The following Sarbanes-Oxley Act of 2002 Section 906 Certification is furnished to (not file with) the Securities and Exchange Commission:

     In connection with this annual report on Form 20-F of CNOOC Limited, we, Chengyu Fu, Chairman and Chief Executive Officer, and Hua Yang, Chief Financial Officer and Senior Vice President, of CNOOC Limited certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. This annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this annual report fairly presents, in all material respects, the financial condition and results of operations of CNOOC Limited.



Date: June 22, 2005



                                     By:      /s/  Chengyu Fu
                                              ---------------------
                                     Name:   Chengyu Fu
                                     Title:  Chairman & Chief Executive Officer



                                     By:      /s/  Hua Yang
                                              ---------------------
                                     Name:   Hua Yang
                                     Title:  Chief Financial Officer
                                             and Senior Vice President